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                                  EXHIBIT 32.1

                          SECTION 1350 CERTIFICATIONS*

     I, Gordon Zacks, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended September 27, 2003 fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of R. G. Barry Corporation.

                          By: /s/ Gordon Zacks
                             -------------------------------
                          Gordon Zacks, Chairman of the Board, President and Chief Executive Officer
                          (Principal Executive Officer)

     I, Daniel D. Viren, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended September 27, 2003 fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of R. G. Barry Corporation.

                          By: /s/ Daniel D. Viren
                             -------------------------------
                          Daniel D. Viren
                          Title: Senior Vice President, Finance -
                          Chief Financial Officer
                          (Principal Financial Officer)

          *These certifications are being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. These certifications shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.